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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 18, 2000


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                     333-05271                13-3728743
---------------------------- ------------------------ --------------------------
(State or other jurisdiction (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)


                    380 Madison Avenue, New York            10017-2951
         ------------------------------------------------ --------------
              (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510

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Item 5. Other Events:

         On or about 4/18/2000, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-2 and Series 2000-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c). Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly Reports with respect to the April 18, 2000 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 28, 2000

                                                     THE CHASE MANHATTAN BANK,
                                                     As Paying Agent, on behalf
                                                     of Chase Commercial
                                                     Mortgage Securities Corp.


                                                     By:  /s/ Norma Catone
                                                     ---------------------------
                                                     Name:    Norma Catone
                                                     Title:   Vice President

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                           INDEX TO EXHIBITS
                           -----------------

Exhibit No.                Description
---------------            -----------------
20.1                       Monthly Reports with respect to the  distribution to
                           certificateholders on April 18, 2000.